Exhibit 10.7

                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into by and Between Faraday Financial, Inc., a Delaware corporation (the "Company") and _______ ( "Lender") to be effective as of the ___ day of February, 2004.

                                   WITNESSETH:

         WHEREAS, the Company is in need of immediate capital to fund its planned operations.

         WHEREAS, Lender is willing to make a loan to the Company in the total aggregate principal amount of ______________ ($ ________ USD) upon the terms and conditions set forth herein and the Company is willing to borrow the stated amount upon such terms.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. The Loan.

         1.1. Lender hereby agrees to loan the Company (the "Loan") the aggregate principal amount of ___________ ($______ USD) which funds are being provided to the Company contemporaneously with the execution of this Agreement by the parties hereto. The amounts lent hereunder shall be evidenced by a convertible promissory note in substantially the same form as attached hereto as Exhibit "A" (the "Note"). Borrower shall deliver to Lender a Note in the principal amount of funds lent at the same time that the Company receives the Loan proceeds.

         1.2. The Company shall use the net proceeds of the Note for working capital and other purposes.

Section 2. Finance Charges. All outstanding principal shall bear interest at the rate of Twelve percent (12%) per annum. Principal and interest not paid when due shall bear interest at the rate of eighteen percent (18%) per annum. Interest will be computed on the basis on a 360-day year for actual days elapsed. Lender shall receive common stock purchase warrants to acquire 100 shares of common stock at an exercise price of One Dollar Fifty Cents ($1.50) per share (the "Warrant") for every ONE THOUSDAND DOLLARS in principal lent by Lender to the Company hereunder. The Warrant shall be in substantially the same form as attached hereto as Exhibit "B."

Section 3. Payments. Principal and interest shall be due and payable in a single balloon payment on the six month anniversary of the Note. The Company may, from time to time, in the Company's discretion, make one or more periodic payments to Lender. Such payments shall be credited to the Company's account on the date that such payment is received by Lender. Such payments shall be applied first to late charges and collection costs, if any, then to accrued interest to the date of payment, and then to the principal outstanding.

Section 4. Deliveries. Contemporaneously with the execution of this Agreement, the parties shall deliver to each other properly executed copies of the following agreements:

                  (a) The Note of even date herewith by and between Lender and the Company.

                  (b) The Warrant of even date herewith by and between Lender and the Company.

                  (c) The Loan proceeds.

Section 5. Representations of Lender.

         5.1 Lender's representations in this Agreement are complete and accurate to the best of Lender's knowledge, and the Company may rely upon them.

         5.2 Lender is able to bear the economic risk of an investment in the Note, Warrant and the underlying securities (individually and collectively, the "Securities") can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for Lender's current needs and possible future contingencies.
5.3 The Securities will not be sold by Lender without registration under applicable securities acts or a proper exemption from such registration.

         5.4 The Securities subscribed for herein is being acquired for Lender's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Lender is aware that there are substantial restrictions on the transferability of the Securities.

         5.5 Lender has had access to any and all information concerning the Company that Lender and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Lender has had the opportunity to review Company's annual report on Form 10-KSB for the fiscal year ended March 31, 1996. The Company has been delinquent on filing subsequent required filings with the Securities and Exchange Commission, does not have sufficient assets to repay the Loan and has had minimal operations over the past two years. The Company has advised Lender that (i) there have been material developments that are not described in such filings, (ii) the Company's financial statements and other information contained in such filings do not reflect material changes that have occurred since the date of the financial statements in said filing and (iii) the Company believes that updated financial and business information would be material to Lender's investment decision. Notwithstanding the foregoing, Lender has declined to review, accept or consider additional information in making an investment decision. In making the decision to acquire the Securities, the Company and its advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon its individual circumstances. Lender further understands that no opinion is being given as to any securities or tax matters involving the offering.

         5.6 Lender also understands and agrees that stop transfer instructions relating to the Securities will be placed in the Company's transfer ledger, and that the Securities will bear a legend in substantially the following form:

                  THIS SECURITIES REPREENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

         5.7 Lender knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

         5.8 Lender has the capacity to protect Lender's own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

         5.9 This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms. Lender was not formed or organized for the specific purpose of acquiring the Securities. In the event Lender is an entity, the purchase of the Securities by Lender is a permissible investment in accordance with Lender's Articles of Incorporation or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of Lender.

         5.10 Lender represents that Lender is a sophisticated and an "accredited investor" as defined under Rule 501 of Regulation D.

Section 6. Representations of the Company.

         6.1 The Company is a duly organized and validly existing corporation in good standing under the laws of Delaware.

         6.2 The Company has all necessary corporate power and authority to enter into and perform this Agreement. The Company has taken all corporate action necessary to authorize this Agreement.

         6.3 The execution and delivery of this Agreement, the performance by the Company of its obligations under this Agreement, and the consummation of the transactions provided for in this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement will, as of the effective date, be duly executed and delivered by the Company and will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

         6.4 The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (a) violate or conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of the Company; (b) require any consent, approval or notice under, or registration under or payment on account of, or conflict with, or result in a violation or breach of, or constitute (with or without the giving of notice or the lapse of time or both) a default (or give rise to any right of termination, modification (including, in the case of leases, any change in the amount or nature of the rent), cancellation or acceleration or result in the creation or imposition of any lien upon the property of the Company) under, any of the terms, conditions or provisions of any (i) note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is a party or by which any portion of its properties or assets may be bound, or (ii) permit, license, approval, franchise or other governmental or regulatory authorization held or used by or binding on the Company; (c) violate or contravene any law, statute, rule or regulation, or any order, writ, judgment, injunction, decree or award of any governmental authority binding on the Company; or (d) require any action, consent, approval or authorization of, or review by, or declaration, registration or filing with, or notice to, any governmental authority, except such filings as may be required in connection with applicable securities laws.

         6.5 The Company is not obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with the transactions contemplated hereby.

Section 7. Covenants.

         7.1 The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company.

         7.2 The Company will comply with all applicable statutes, regulations, orders and restrictions of the United States, any state, municipality or other governmental division thereof, and agencies and instrumentalities of the foregoing, in respect of the conduct of its business and the ownership of its property, except where such non-compliance will not have a material adverse effect on the Company or its business.

         7.3 The Company will file, when due, all federal, state and local tax and information returns that it is required to file. The Company will pay when due all taxes, interest and penalties, if any, reflected in such tax returns or otherwise due and payable by it.

         7.4 The Company shall not declare any distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights prior to the date the Loan is repaid in full.

Section 8. Miscellaneous.

         8.1 This Agreement, including any attached exhibits or schedules, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the Company and Lender.

         8.2 The provisions of this Agreement shall be binding upon the Company, its legal representatives, successors or assigns, and shall be for the benefit of Lender and its respective successors and assigns.

         8.3 The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         8.4 If any action is brought by either party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

         8.5 No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         8.6 The representations, warranties, acknowledgments and agreements made by Lender shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, the Company. The representations, warranties, acknowledgments and agreements made by the Company shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, Lender.

         8.7 The obligations of the parties hereto shall not be delegated or assigned to any other party without the prior written consent of the other party.

         8.8 This Agreement shall be governed by the laws of the State of Utah.

         8.9 Any notices required or permitted hereunder shall be furnished in writing to each party at such party's address appearing on the signature page below or as such party may otherwise direct in writing actually received by the other party.

         8.10 The Company shall do, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers and assurances as Lender may reasonably require to effectuate the purposes of this Agreement.

         8.11 This Loan is one of a series of loans that are being made to the Company by various lenders, which loans shall be in an aggregate principal amount of not more than ONE MILLION DOLLARS ($1,000,000).

         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

FARADAY FINANCIAL, INC.                        LENDER
 EIN 33-0565710                                 EIN (if any) __________________


By ____________________________________        By _____________________________
Its: President                                 Its

Address:                                       Address:
     Faraday Financial, Inc.                        ___________________________
     Attn: President                                Attn:  ____________________
     175 South Main Street, #1240                   ___________________________
     Salt Lake City, Utah 84111                     ___________________________
Phone: (801) 746-3311                          Phone:  ________________________
Fax: (801) 746-3312                            Fax:  __________________________

                              SCHEDULE OF EXHIBITS

         EXHIBIT NO.                  DESCRIPTION OF EXHIBIT
         -----------                  ----------------------

              A              Form of Convertible Promissory Note
              B              Form of Series A Common Stock Purchase Warrants

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.


                           CONVERTIBLE PROMISSORY NOTE

No. ___                                                                   [DATE]
$_________                                                  Salt Lake City, Utah

         FOR VALUE RECEIVED, Faraday Financial, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______ (the "Lender") with a principal business address at ____________, or such other place as the holder hereof shall designate, the principal amount of ________ Dollars ($ _______ USD)or such lesser amount as may be outstanding from time to time, in lawful money of the United States in immediately available funds with accrued interest on the unpaid principal hereof from the date hereof at the rate of twelve percent (12%) per annum. Principal plus interest accrued thereon shall be due and payable in a single installment upon the earlier of (i) the six month anniversary of this Note or (ii) the occurrence of an Event of Default as defined in Section 3 hereof. In the event that any amount owing hereunder is not paid when due, then interest shall accrue from and after the date of such demand at the lower of (i) eighteen percent (18%) per annum or (ii) the highest interest rate acceptable under applicable usury laws, compounded monthly (the "Default Rate"). Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

         1. Loan Agreements. This Loan is one of a series of loans that are being made to the Company by various lenders which loans shall be in an aggregate principal amount of not more than ________ Dollars ($________ USD).

         2. Conversion.

                  (a) Optional Conversion. At any time while this Note is outstanding, the Holder shall have the right, at Holder's sole option, from time to time to convert all or part of the principal and accrued, but unpaid, interest of this Note into shares of the Company's common stock, par value $.001 per share, (the "Common Stock") at the rate of one share of Common Stock for every $1.00 in principal and accrued interest that is converted. The Holder shall notify the Borrower in writing if Holder elects to convert all or part of this Note. This Note or a portion thereof shall be deemed to have been converted immediately prior to the close of business on the date written notice of conversion is sent by Holder to Borrower, even if Borrower's stock transfer books are on that date closed, and the Holder shall be treated for all purposes as the record holder of the shares of Common Stock deliverable upon such conversion as of the close of business on such date. Upon election to convert all of the principal amount and accrued interest of this Note, the Note will be cancelled. If all of the principal and accrued interest is converted, then the Holder must surrender this Note to the Borrower at the Borrower's principal offices for cancellation. In the event of a partial conversion then the Holder must surrender the Note to the Company for endorsement to reflect the amount owing at the time of such conversion. Upon conversion Borrower shall, as promptly as practicable after the surrender and deliver to the Borrower of the original signature Note for cancellation or endorsement, deliver to Holder a certificate or certificates representing the Common Stock into which this Note may be converted.

                  (b) Fractional Shares. No fractional shares or scrip shall be issued upon conversion of this Note. The number of full shares of Common Stock issuable upon conversion of this Note shall be computed on the basis of the aggregate value of outstanding principal of and accrued interest on this Note (or portion thereof) so converted. The value of any fractional shares shall be paid in cash.

                  (c) Reservation of Shares. Borrower shall reserve and shall at all times keep available, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note pursuant to the terms hereof. The Borrower covenants that all Common Stock which shall be so issuable shall, upon the conversion of this Note as provided herein, be duly and validly issued and fully paid and nonassessable.

         3. Events of Default. The entire outstanding principal amount of, and all accrued unpaid interest on, this Note shall become forthwith due and payable, without presentment, demand, protest, or notice of any kind, upon the happening of any of the following events (each, an "Event of Default"):

                  (a) The failure by the Borrower to make a payment of any principal or interest due on this Note within five days after the date such payment was due and payable.

                  (b) The entry of any decree or order by a court having jurisdiction adjudging the Borrower a debtor or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under the United States Bankruptcy Code or any other applicable federal or state law, the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower, or of any substantial part of the property of the Borrower, and the continuance of any such decree or order unstayed, undischarged, or undismissed and in effect for more than ninety (90) consecutive days.

                  (c) Institution by the Borrower of proceedings, under the Bankruptcy Code or any other applicable federal or state law, seeking an order for relief, or the consent of the Borrower to the institution of bankruptcy or insolvency proceedings against the Borrower, or the consent by the Borrower to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of or for the Borrower or any substantial part of the property of the Borrower, or the making by the Borrower of any assignment for the benefit of creditors, or the admission by the Borrower of the Borrower's inability to pay its debts generally as they become due, or the taking of any action by the Borrower in furtherance of any such action.

         Upon the occurrence of any Event of Default, the Lender may take all actions available to it, at law or in equity, to collect and otherwise enforce this Note.

         4. Costs and Expenses of Enforcement and Collection. Upon receipt of written evidence reasonably satisfactory to Borrower, the Borrower agrees to pay on demand all reasonable costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in enforcing or collecting any of the obligations of the Borrower hereunder.

         5. Miscellaneous.

                  (a) The Borrower (i) waives presentment, demand, notice of demand, protest, notice of protest, and notice of nonpayment and any other notice required to be given under the law to the Borrower, in connection with the delivery, acceptance, performance, default or enforcement of this Note, except for notice and presentment upon conversion or at maturity of this Note and notice or proposed transfer of this Note in accordance with the terms hereof; and (ii) agrees that any failure to act or failure to exercise any right or remedy on the part of the registered owner shall not in any way affect or impair the obligations of the Borrower or be construed as a waiver by the owner of, or otherwise affect, any of its rights under this Note.

                  (b) No act, omission or delay by the Lender or course of dealing between the Lender and the Borrower shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                  (c) No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the Borrower and the Lender.

                  (d) This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to the choice or conflict of laws principles of that or any other jurisdiction.

                  (e) Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Borrower:

                           Faraday Financial, Inc.

                           Attn: President

                           175 South Main Street, #1240
                           Salt Lake City, Utah 84111
                           Fax: (801) 746-3311
                           E-mail: fg@fordallen.com

                  if to the Lender:

                           _______________________
                           _______________________
                           _______________________
                           Fax:  _________________
                           E-mail: _______________

                  (f) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Note shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Note shall nevertheless remain in full force and effect.

                  (g) This Note and all obligations evidenced hereby shall be binding upon the successors and assigns of the Borrower and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, permitted endorsees and assigns.

         IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower as of the date first written above.


                                    BORROWER:

                                    FARADAY FINANCIAL, INC.



                                    By:
                                       -----------------------------
                                    Its:

AGREED AND APPROVED:

______________________

By:
Its:

                                    EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.

                     SERIES A COMMON STOCK PURCHASE WARRANTS

                             FARADAY FINANICAL, INC.

              Incorporated Under the Laws of the State of Delaware

No. A - ___                                           ____ Series A Common Stock
                                                               Purchase Warrants

                      CERTIFICATE FOR SERIES A COMMON STOCK
                                PURCHASE WARRANTS

         FARADAY FINANCIAL, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that ________ , or registered assigns (the "Holder"), is the registered owner of the above indicated number of Warrants. One (1) Warrant entitles the Holder to purchase one (1) share of the Company's common stock, $.001 par value (the "Common Stock"). The Common Stock issuable upon an exercise of this Warrant is sometimes herein referred to as the "Warrant Stock."

         1. Purchase Price. The purchase price (the "Exercise Price") per share for the Warrant Stock shall be $___ per share tendered to the Company in good United States funds.

         2. Rights to Exercise. The Holder shall have the right (but not the obligation) to exercise the Warrant to receive the Warrant Stock (subject to adjustment as hereinafter provided) at any time on or before February 23, 2006.

         3. Manner of Exercise. In order to exercise this Warrant, the Holder shall surrender this Warrant certificate at the office of the Company, as set forth below, or at such other address within the State of Utah as the Company shall designate in writing, together with a duly executed exercise form in the form attached hereto and simultaneous payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by offset of obligations then owed by the Company to the Holder) of the purchase price for the Warrant Stock.

         Upon surrender of this Warrant certificate in conformity with the foregoing provisions, the Company shall promptly deliver to or upon the written order of the Holder a stock certificate or certificates representing the Warrant Stock.

         4. Adjustments upon Certain Events.

                  4.1 Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Common Stock, or declare a dividend in Common Stock or other securities of the Company convertible into or exchangeable for Common Stock, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of shares of Common Stock and other securities of the Company that the Holder would have owned immediately after such event with respect to the Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section
4.1 shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  4.2 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Common Stock or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the shares of Common Stock or other securities to which such Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Holder would have owned immediately after such event with respect to the shares Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

                  4.3 Notice. In each case of an adjustment in the Common Stock or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         5. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant in the same form and tenor.

         6. Reservation of Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of the Warrant, such shares of its Common Stock and other securities as from time to time shall be issuable upon the exercise of the Warrant.

         7. Miscellaneous.

                  7.1 Governing Law. This Warrant shall be construed in accordance with, and governed by the substantive laws of, the State of Utah.

                  7.2 Assignment. The benefit of this Warrant and of the Warrant Stock represented hereby may be assigned and transferred by the Holder and its assigns in accordance with any applicable securities laws and regulations; however, the obligations of the Company and its successors may not be delegated without the prior written consent of the Holder hereof. Subject to the foregoing, this Warrant shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors, agents, heirs and assigns.

                  7.3 Enforcement. In the event of a dispute between the parties arising under this Warrant, the party prevailing in such dispute shall be entitled to collect such party's costs and expenses from the other party, including without limitation court costs and reasonable attorneys' fees.

                  7.4 Notices. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Borrower:

                           Faraday Financial, Inc.

                           Attn: President

                           175 South Main, #1240
                           Salt Lake City, Utah 84111
                           Fax: (801) 746-3311
                           E-mail: fg@fordallen.com
                  if to the Lender:

                           _______________________
                           _______________________
                           _______________________
                           Fax:  _________________
                           E-mail: _______________

                  7.5 Restrictive Legend. Each Warrant Certificate and each certificate representing Common Stock issued upon exercise of a Warrant, unless such Common Stock is then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                  7.6 Payment of Taxes. The Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Stock on exercise of the Warrants. In the event the Warrant Stock are to be delivered in a name other than the name of the Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

                  7.7 Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ____ day of ________________, 2004.

                                      FARADAY FINANCIAL, INC.,
                                      a Delaware corporation


                                      By: __________________________________
                                      Its: President

                             FARADAY FINANCIAL, INC.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JR TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF TRANS MIN ACT - ____________ (Custodian for Minor) as custodian for __________ (name of minor) under the Uniform Transfers to Minors Act

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

              (To be Executed by the Registered Holder if He or She
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________ _________________________
(_______) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________________________
Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                         _____________________________
                                                           Signature

              Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed: __________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

           (To be Executed by the Holder if Holder Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To FARADAY FINANCIAL, INC.

         The undersigned hereby irrevocably elects to exercise
___________________________ (______) Warrants, evidenced by the within Warrant
Certificate for, and to purchase thereunder, ____________________________ (______) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

_____________________________________


________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)
________________________________________________________________________________


Dated: _____________________                Signature:__________________________

     NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed: ___________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.